UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

EchoStar Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V00631-P86860-Z84371 ECHOSTAR CORPORATION 100 INVERNESS TERRACE EAST ENGLEWOOD, CO 80112 ECHOSTAR CORPORATION 2023 Annual Meeting Vote by April 26, 2023 11:59 PM ET You invested in ECHOSTAR CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 27, 2023. Vote Virtually at the Meeting* April 27, 2023 9:00 AM MDT Virtually at: www.virtualshareholdermeeting.com/SATS2023 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 13, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends V00632-P86860-Z84371 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 01) R. Stanton Dodge 02) Michael T. Dugan 03) Charles W. Ergen 04) Lisa W. Hershman 05) Pradman P. Kaul 06) C. Michael Schroeder 07) Jeffrey R. Tarr 08) William D. Wade 1. Election of Directors Nominees: 2. To ratify the appointment of KPMG LLP as EchoStar Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. To approve, on a non-binding advisory basis, the compensation of our named executive officers as presented in the proxy statement. 4. To vote, on a non-binding advisory basis, whether a non-binding advisory vote on the compensation of our named executive officers should be held every one, two or three years. For For For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 3 Years